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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 26, 1997



                      NELLCOR PURITAN BENNETT INCORPORATED
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



       0-14980                                          94-2789249
       -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                               4280 Hacienda Drive
                          Pleasanton, California 94588
                          ----------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (510) 463-4000
                                 --------------
                         (Registrant's telephone number,
                              including area code)
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Item 5.    Other Events.

           Effective March 26, 1997, Registrant named Dean O. Morton to its board of directors. Mr. Morton, age 65, was executive vice president, chief operating officer and a director of Hewlett-Packard Company at the time of his retirement in October 1992. Mr. Morton joined Hewlett-Packard in 1960. In 1977, he was elected an executive vice president and named to oversee the company's operations in medical, analytical and component products. In 1984, Mr. Morton was named chief operating officer, and in 1988, he became general manager of the Computer Business Organization and served as chairman of the company's Computer Business Executive Committee. He was named to the chief executive office in 1990 where he was part of the group responsible for overall company management.

           On April 17, 1997, Registrant issued a press release concerning the appointment of Mr. Morton, the text of which press release is attached hereto as
Exhibit 99 and is incorporated by reference herein.

           Effective April 10, 1997, Registrant's Board of Directors approved certain amendments to Registrant's bylaws. With respect to the conduct of stockholders' meetings, these changes: (i) require that notice of stockholder proposals to be considered at an annual meeting of stockholders be delivered to Registrant no less than 70 and no more than 90 days prior to the first anniversary of the previous annual meeting; (ii) permit the Board of Directors and the chairman of any meeting to adopt rules for the conduct of a stockholders' meeting; (iii) authorize the Board of Directors to postpone a meeting of stockholders and the chairman of a meeting to adjourn the meeting in the absence of a quorum; (iv) establish certain procedural requirements for action by stockholders by written consent and (v) eliminate the ability of stockholders to call a special meeting of stockholders.

           Registrant's bylaws, as amended, are attached hereto as Exhibit 3.3.

Item 7.    Financial Statements and Exhibits

           (a)       Not required.

           (b)       Not required.

           (c)       Exhibits.

                                                                     Sequential
Exhibit No.                     Description                           Page No.
-----------                     -----------                          ----------
     3.3      Bylaws of Registrant, as amended                             5

    99        Registrant's Press Release, dated April 17, 1997            31




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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NELLCOR PURITAN BENNETT
                                         INCORPORATED


Date:  April 30, 1997                        /s/ Laureen DeBuono
                                         -------------------------------
                                         Name:  Laureen DeBuono
                                         Title: Executive Vice President, Human
                                                Resources, General Counsel and
                                                Secretary

                                  EXHIBIT INDEX



                                                                   Sequential
Exhibit No.                    Description                          Page No.
-----------                    -----------                          --------
    3.3        Bylaws of Registrant, as amended                         5
   99          Registrant's Press Release, dated April 17, 1997        31


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